FIRST AMENDMENT TO CREDIT AGREEMENT


         FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 17, 1997, among MOOVIES, INC., a corporation organized and existing under the laws of the state of Delaware (the "Borrower"), the Banks party to the Credit Agreement referred to below and BANQUE PARIBAS, as Agent (the "Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.


                                          W I T N E S S E T H:


         WHEREAS, the Borrower, various financial institutions from time to time party thereto (the "Banks") and Banque Paribas, as Agent, have entered into a Credit Agreement dated as of March 14, 1997 (as in effect on the date hereof, the "Credit Agreement");

         WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided; and

         WHEREAS, subject to the terms and conditions set forth below, the parties hereto agree as follows;


         NOW, THEREFORE, it is agreed:

         1. Section 1.01(b) of the Credit Agreement is hereby amended by inserting the following text immediately prior to the last sentence appearing therein:

         "Notwithstanding anything to the contrary contained herein, the aggregate principal amount of Capital Expenditure Loans incurred during the period commencing on the First Amendment Effective Date and ending on December 31, 1997, shall not exceed an amount equal to the remainder of (x) $7,000,000 less (y) the aggregate principal amount of Revolving Loans incurred during such period, provided, that the limitation contained in the preceding clause shall not apply to a Borrowing of Capital Expenditure Loans if, on or

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prior  to the date of such  Borrowing,  the  Borrower  delivers  to the  Agent a certification from its chief financial officer stating that the Borrower will be in compliance with the covenants contained in Sections 9.09 through 9.14, inclusive, as of December 31, 1997 and thereafter."

         2. Section 1.01(c) of the Credit Agreement is hereby amended by inserting the following text immediately following the last sentence appearing therein:

         "Notwithstanding anything to the contrary contained herein, the aggregate principal amount of Revolving Loans incurred during the period commencing on the First Amendment Effective Date and ending on December 31, 1997, shall not exceed an amount equal to the remainder of (x) $7,000,000 less
(y) the aggregate principal amount of Capital Expenditure Loans incurred during such period, provided, that the limitation contained in the preceding clause shall not apply to a Borrowing of Revolving Loans if, on or prior to the date of such Borrowing, the Borrower delivers to the Agent a certification from its chief financial officer stating that the Borrower will be in compliance with the covenants contained in Sections 9.09 through 9.14, inclusive, as of December 31, 1997 and thereafter."

         3. Section 9.02(ii) of the Credit Agreement is hereby amended by inserting the following text "provided, that, without the consent of the Required Banks, during the period commencing on the First Amendment Effective Date and ending on December 31, 1997, the Borrower will not enter into any obligation or commitment in connection with the opening of any new video store (including, but not limited to, any new lease (as lessee) of real property) unless the Borrower first delivers to the Agent written notice thereof (which notice shall contain a certification from the chief financial officer of the Borrower stating that the Borrower is and will be in compliance with the covenants contained in Sections 9.09 through 9.14, inclusive, as of December 31, 1997 and thereafter" immediately prior to the semicolon appearing therein.


         4. Section 9.10 of the Credit Agreement is hereby amended by (i) deleting the following portion of the table appearing therein:

             "June 30, 1997                                      3.20:1.0"

and (ii) inserting in lieu thereof the following new portion of the table:


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             "June 30, 1997                                      2.80:1.0"

         5. Section 9.11 of the Credit Agreement is hereby amended by (i) deleting the following portion of the table appearing therein:

            "June 30, 1997                                       2.60:1.0
             September 30, 1997                                  2.60:1.0"

and (ii) inserting in lieu thereof the following new portion of the table:

             "June 30, 1997                                      3.90:1.0
              September 30, 1997                                 3.55:1.0"

         6. Section 9.14 of the Credit Agreement is hereby amended by (i) deleting the following portion of the table appearing therein:

             "June 30, 1997                                      $24,750"

and (ii) inserting in lieu thereof the following new portion of the table:

             "June 30, 1997                                      $22,000"

         7. Section 11 of the Credit Agreement is hereby amended by (i) deleting the definition of Applicable Margin appearing therein and (ii) inserting the following new definition in lieu thereof:

         "Applicable Margin" shall mean a percentage per annum equal to, (A) until such time as the Borrower demonstrates compliance with Section 9.11 of the Credit Agreement (as such Section 9.11 exists immediately prior to the First Amendment Effective Date), (i) in the case of Base Rate Loans, 2.00% and (ii) in the case of Eurodollar Loans, 3.00% or (B) thereafter, (i) in the case of Base Rate Loans, 1.75% and (ii) in the case of Eurodollar Loans, 2.75%.

         8. Section 11 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following definition:

         "First Amendment Effective Date" shall mean the date on which the First Amendment to this Agreement, dated as of June 17, 1997, becomes effective.

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         9. In order to induce  the  Banks to enter  into  this  Amendment,  the
Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date) and (ii) there exists no Default or Event of Default on the First Amendment Effective Date after giving effect to this Amendment.

         10. The Borrower agrees to pay a non-refundable consent fee (such fee being in addition to and not creditable against any other amounts due in connection with any of the Credit Documents) equal to 1/8 of 1% of the aggregate Commitments and, without duplication, Loans of each Bank which shall have signed a written counterpart hereof and shall have delivered the same (including by way of telecopier) to the Agent at the Notice Office prior to 3:00 p.m. on June 17, 1997.


         11. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         12. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

         13. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         14. This Amendment shall become effective on the date (the "First Amendment Effective Date") when the Borrower and the Required Banks shall have signed a written counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Agent at the Notice Office.


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         15. From and after the First  Amendment  Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.


                                      * * *



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         IN WITNESS  WHEREOF,  the  undersigned  has caused this Amendment to be duly executed and delivered as of the date first above written.


                                    MOOVIES, INC.

                                    By:____________________________________
                                    Name:__________________________________
                                    Title:_________________________________



                                    BANQUE PARIBAS,
                                    Individually and as Agent


                                     By:___________________________________
                                     Name:_________________________________
                                     Title:________________________________


                                     By:___________________________________
                                     Name:_________________________________
                                     Title:________________________________



                                     CAROLINA FIRST BANK


                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________





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                                      CREDITANSTALT-BANKVEREIN


                                      By
                                      Name   :
                                      Title:


                                      By
                                      Name   :
                                      Title:



                                      FIRST SOURCE FINANCIAL LLP

                                      By:      FIRST SOURCE FINANCIAL, INC.,
                                                  its agent/manager


                                      By:__________________________________
                                      Name:________________________________
                                      Title:_______________________________


                                      FLEET FINANCIAL GROUP


                                      By:_________________________________
                                      Name:_______________________________
                                      Title:______________________________





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                                      JACKSON NATIONAL LIFE INSURANCE COMPANY,

                                      By:PPM AMERICA, Inc., as attorney in fact,
                                         on behalf of Jackson National Life
                                         Insurance Company


                                      By:___________________________________
                                      Name:_________________________________
                                      Title:________________________________



                                      MERRILL LYNCH PRIME RATE PORTFOLIO


                                      By: Merrill Lynch Asset Management, L.P.,
                                          as Investment Advisor


                                      By:____________________________________
                                      Name:__________________________________
                                      Title:_________________________________



                                      MERRILL LYNCH SENIOR FLOATING
                                      RATE FUND, INC.


                                      By:_____________________________________
                                      Name:___________________________________
                                      Title:__________________________________



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                                      PARIBAS CAPITAL FUNDING LLC


                                      By:____________________________________
                                      Name:__________________________________
                                      Title:_________________________________





0000FJ74.W51